UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 8, 2025
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On September 8, 2025, PubMatic, Inc. (the "Company") filed a civil action against Google LLC ("Google") in the U.S. District Court for the Eastern District of Virginia seeking injunctive relief and damages for monopolistic and anticompetitive behavior in the publisher ad server and ad exchange markets for open-web display advertising (the "Litigation"). A copy of the Company’s press release (the "Press Release") is furnished as Exhibit 99.1 and is incorporated herein by reference.
Also on September 8, 2025, the Company posted on www.pubmaticvgoogle.com, a website maintained by the Company for the purposes of the Litigation, a series of frequently asked questions and responses ("FAQs") regarding the action that the Company intends to use when speaking with the investment community and equity analysts. The Company may update the FAQs in its discretion, including if the Company receives additional recurring questions or requests for information in the future regarding developments relating to the Litigation. Investors are advised to refer to the FAQs at the above-referenced web address for any material updates or developments relating to the matters discussed therein. A copy of the FAQs is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. In addition to the FAQs, the Company sent select equity analysts an email communication summarizing portions of the information contained in the Press Release and FAQs, a copy of which is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 8.01    Other Events.
Risk Factor Update
The Company is also providing the following updates to the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequently filed Quarterly Report on Form 10-Q:
Risks Related to our Business, Results of Operations and Growth
Our litigation with Google LLC presents several risks to our business that could adversely affect our business, results of operations and financial condition
On September 8, 2025, we filed a lawsuit against Google LLC ("Google"), seeking damages and injunctive relief in connection with Google's alleged anticompetitive behavior in the publisher ad server and ad exchange markets for open-web display (the "Google Lawsuit"). The Google Lawsuit followed an April 2025 ruling in a case brought against Google by the U.S. Department of Justice, where the U.S. District Court found that Google engaged in anticompetitive and monopolistic behavior in certain digital advertising markets.
Google is a significant participant in the digital advertising ecosystem and both a major partner and competitor to PubMatic. A material portion of our revenue is generated through our relationship with Google and the Google DV360 DSP. The Google Lawsuit is in its early stages, and the outcome and timing of the Google Lawsuit is uncertain and difficult to predict.
The Google Lawsuit presents several risks to our business, including the potential for retaliatory actions by Google. Such actions could include, but are not limited to, altering our access to their platforms, seeking to modify commercial terms between PubMatic and Google in a manner unfavorable to us, deprioritizing our services or offerings, or otherwise using their market position to negatively impact our operations. Any such actions could disrupt our ability to serve our customers and partners, reduce our revenue, and harm our relationships with publishers and advertisers.
The Google Lawsuit may be costly, protracted, and divert management's attention and resources from our business operations. Any damages awarded may not be commensurate with our expectations, and we may not receive any monetary damages at all. The injunctive relief sought in the Google Lawsuit may not be granted, or may not be granted to the extent we have requested or in a manner that adequately protects us in the future. The existence of the Google Lawsuit and any potential retaliatory measures could also negatively affect our reputation and our ability to compete, potentially causing our business, financial condition, and results of operations to be materially and adversely affected.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated September 8, 2025.
99.2	Frequently Asked Questions, dated September 8, 2025.
99.3	Email Communication to Select Equity Analysts, dated September 8, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the Litigation, the purpose and reason for the Litigation, any anticipated damages related to the Litigation, the costs to the Company related to the Litigation, the outcome of the Litigation, the risks placed upon the Company in connection with the action, and the timing of the action, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Forward-looking statements can generally be identified by words such as “anticipate,” “believe,” “could,” “develop,” “expect,” “opportunity,” “pursue,” “seek,” “will,” and similar expressions. These statements are based on management’s current views and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. For a discussion of some of the additional risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, our quarterly reports on Form 10-Q, this Current Report on Form 8-K, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. There is no guarantee that any of the events anticipated by the Company’s forward-looking statements will occur. Except to the extent required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: September 8, 2025	By:	/s/ Andrew Woods
Andrew Woods
General Counsel and Secretary